UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 11, 2012

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In a Form 8-K dated May 7, 2012, Ralcorp Holdings, Inc. (“Ralcorp” or the “Company”) announced that the fiscal 2011 financial statements contained in Ralcorp’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “2011 Annual Report”) and the first quarter fiscal 2012 financial statements contained in Ralcorp’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2011 (the “Q1 2012 Quarterly Report”) should no longer be relied upon because of errors in those financial statements. Those errors relate to the non-cash goodwill impairment charge recorded by the Company in the fourth quarter of fiscal 2011.

As more fully discussed below under Item 4.02, the Company has identified additional errors in the financial statements referred to above, and the Audit Committee of Ralcorp’s Board of Directors (“Audit Committee”), upon the recommendation of management, has also concluded that the fiscal 2010 and 2009 financial statements included in the 2011 Annual Report, and the financial statements included in Ralcorp’s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2010 (the “Q1 2011 Quarterly Report”), March 31, 2011 (the “Q2 2011 Quarterly Report”) and June 30, 2011 (the “Q3 2011 Quarterly Report”) should also no longer be relied upon because of errors in those financial statements. The newly identified errors relate to the condensed consolidating financial information included in the notes to the financial statements referred to above.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 7, 2012, Ralcorp announced that the fiscal 2011 financial statements contained in the 2011 Annual Report and the first quarter fiscal 2012 financial statements contained in the Q1 2012 Quarterly Report should no longer be relied upon because of errors in those financial statements. Those errors relate to the non-cash goodwill impairment charge recorded by the Company in the fourth quarter of fiscal 2011.

In connection with the preparation of the restated financial statements, the Company identified additional errors in the financial statements referred to above and, additionally, the Audit Committee, upon the recommendation of management, concluded that the fiscal 2010 and 2009 financial statements included in the 2011 Annual Report and the financial statements included in the Q1 2011 Quarterly Report, the Q2 2011 Quarterly Report and the Q3 2011 Quarterly Report should also no longer be relied upon because of errors in those financial statements. These newly identified errors relate to the condensed consolidating financial information included in Note 22 of the 2011 Annual Report and Note 17 in each of the Q1 2012 Quarterly Report, the Q1 2011 Quarterly Report, the Q2 2011 Quarterly Report and the Q3 2011 Quarterly Report and do not impact the Company’s consolidated balances and amounts.

The Company has determined that it will restate its financial statements for each of the three years in the period ended September 30, 2011, for the three months ended December 31, 2011 and 2010, for the three and six months ended March 31, 2011 and for the three and nine months ended June 30, 2011 and 2010.

On May 7, 2012, Ralcorp also announced that the Company had re-evaluated its conclusions regarding the effectiveness of its disclosure controls and procedures and its internal control over financial reporting for the affected periods and determined that a material weakness existed as of September 30, 2011 and December 31, 2011. As a result, Ralcorp concluded its internal control over financial reporting was ineffective as of September 30, 2011 and its disclosure controls and procedures were ineffective as of September 30, 2011 and December 31, 2011. In connection with the newly identified errors referred to above, the Company has concluded an additional material weakness existed during the periods referred to above and that internal control over financial reporting and disclosure controls and procedures were ineffective during the periods covered by the financial statements referred to above. The Company is actively engaged in developing a remediation plan to address the material weaknesses. The Company has not yet completed its evaluation of the impact of the errors on its internal control over financial reporting and disclosure controls and procedures, so there can be no assurance that additional control deficiencies which represent material weaknesses will not be identified.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.

Date:	June 13, 2012	By: /s/ S. Monette
S. Monette
Corporate Vice President and
Chief Financial Officer